UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 3, 2021, Hubbell Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and HSBC Securities (USA) Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the Company’s public offering of $300,000,000 aggregate principal amount of its 2.300% Senior Notes due 2031 (the “Notes”). The Company expects to use the net proceeds from the offering of the Notes, together with cash on hand, to redeem in full all of the Company’s outstanding 3.625% Senior Notes due 2022 in an aggregate principal amount of $300,000,000, which have a stated maturity date of November 15, 2022, and to pay any premium and accrued interest in respect thereof.

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-231543), filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2019. The Company expects the offering of the Notes to close on March 12, 2021, subject to customary closing conditions.

Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Underwriting Agreement also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on March 3, 2021, the Company issued a press release announcing the pricing of the Notes, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of March 3, 2021, by and between Hubbell Incorporated and BofA Securities, Inc., J.P. Morgan Securities LLC and HSBC Securities (USA) Inc., as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on March 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements about the Company’s expected capital resources, liquidity, financial performance, pension funding, and results of operations and are based on the Company’s reasonable current expectations. In addition, all statements regarding the expected financial impact of the integration of acquisitions, adoption of updated accounting standards and any expected effects of such adoption, restructuring plans and expected associated costs and benefits, intent to repurchase shares of common stock, and change in operating results, anticipated market conditions and productivity initiatives are forward looking. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “should”, “plan”, “estimated”, “predict”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending,” “target”, “goals”, “scheduled”, “will likely be”, and similar words and phrases. Discussions of strategies, plans or intentions often contain forward-looking statements. Important factors, among others, that could cause the Company’s actual results and future actions to differ materially from those described in forward-looking statements include, but are not limited to: the scope and duration of the novel coronavirus, or COVID-19, global pandemic and its impact on global economic systems, the Company’s employees, sites, operations, customers, and supply chain; changes in demand for the Company’s products, market conditions, product quality, or product availability adversely affecting sales levels; ability to effectively develop and introduce new products; changes in markets or competition adversely affecting realization of price increases; failure to achieve projected levels of efficiencies, cost savings and cost reduction measures, including those expected as a result of the Company’s lean initiatives and strategic sourcing plans; impacts of trade tariffs, import quotas or other trade restrictions or measures taken by the U.S., U.K. and other countries, including the recent and potential changes in U.S. trade policies; failure to comply with import and export laws; availability, costs, and quantity of raw materials, purchased components, energy and freight; changes relating to impairment of the Company’s goodwill and other intangible assets; inability to access capital markets or failure to maintain the Company’s credit ratings; changes in expected or future levels of operating cash flow, indebtedness and capital spending; general economic and business conditions in particular industries, markets or geographic regions, as well as inflationary trends; regulatory issues, changes in tax laws including revisions or clarifications of the Tax Cuts and Job Act of 2017, or changes in geographic profit mix affecting tax rates and availability of tax incentives; major disruption in one or more of the Company’s manufacturing or distribution facilities or headquarters, including the impact of plant consolidations and relocations; changes in the Company’s relationships with, or the financial condition or performance of, key distributors and other customers, agents or business partners which could adversely affect the Company’s results of operations; impact of productivity improvements on lead times, quality and delivery of product; anticipated future contributions and assumptions including changes in interest rates and plan assets with respect to pensions and other retirement benefits, as well as pension withdrawal liabilities; adjustments to product warranty accruals in response to claims incurred, historical experiences and known costs; unexpected costs or charges, certain of which might be outside of the Company’s control; changes in strategy, economic conditions or other conditions outside of the Company’s control affecting anticipated future global product sourcing levels; ability to carry out future acquisitions and strategic investments in the Company’s core businesses as well as the acquisition related costs; ability to successfully execute, manage and integrate key acquisitions, mergers, and other transactions, as well as the failure to realize expected synergies and benefits anticipated when the Company makes an acquisition; the ability to effectively implement Enterprise Resource Planning systems without disrupting operational and financial processes; the ability of government customers to meet their financial obligations; political unrest in foreign countries; the impact of Brexit and other world economic and political issues; the impact of natural disasters or public health emergencies, such as the COVID-19 global pandemic, on the Company’s financial condition and results of operations; failure of information technology systems, security breaches, cyber threats, malware, phishing attacks, break-ins and similar events resulting in unauthorized disclosure of confidential information or disruptions or damage to information technology systems that could cause interruptions to the Company’s operations or adversely affect the Company’s internal control over financial reporting; incurring significant and/or unexpected costs to avoid manage, defend and litigate intellectual property matters; future repurchases of common stock under the Company’s common stock repurchase program; changes in accounting principles, interpretations, or estimates; failure to comply with any laws and regulations, including those related to data privacy and information security, environmental and conflict-free minerals; the outcome of environmental, legal and tax contingencies or costs compared to amounts provided for such contingencies, including contingencies or costs with respect to pension withdrawal liabilities; improper conduct by any of the Company’s employees, agents or business partners that damages the Company’s reputation or subjects us to civil or criminal liability; the Company’s ability to hire, retain and develop qualified personnel; adverse changes in foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; transitioning from LIBOR to a replacement alternative reference rate; and other factors described in the Company’s Securities and Exchange Commission filings, including the “Business”, “Risk Factors”, and “Quantitative and Qualitative Disclosures about Market Risk” Sections in the Annual Report on Form 10-K for the year ended December 31, 2020. Any such forward-looking statements are not guarantees of future performances and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. The Company disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 3, 2021, by and between Hubbell Incorporated and BofA Securities, Inc., J.P. Morgan Securities LLC and HSBC Securities (USA) Inc., as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on March 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2021

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Vice President, General Counsel and Secretary

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